Exhibit 99.4

     Deposits – A Significant
 Contributor to BB&T’s Success

Agenda

  Managing Deposits as a Line of Business

  2008 Financial Crisis Timeline

  Deposit Highlights for 2008

  Key Initiatives for 2009

Managing Deposits as a Line of Business

Deposit Services
Pricing
Retail Product Management & Development
Commercial Product Management & Development
Deposit Compliance & Operations
Deposit Portfolio Review
Deposit Risk Management

Mission

To drive core deposit growth while balancing

  Interest costs

  Revenue generation

  Overall quality of the deposit base

Deposit Services

Achieve balanced performance within the context of liquidity, balance sheet growth and market conditions.

   Deposit Services

% of Average Noninterest Bearing as a % of Total Average Deposits

2008

National Peers consist of CMA, FITB, HBAN, KEY, M&T,

M&I, PNC, BPOP, RF, STI, USB and Zions	Source: Earnings Releases
Restated for Acquisitions

  Deposit Services

Achieve balanced performance within the context of liquidity, balance sheet growth and market conditions.

   Deposit Services

Achieve balanced performance within the context of liquidity, balance sheet growth and market conditions.

2008 Financial Crisis Timeline

2008 Financial Crisis Timeline

Major competitor starts promoting 7 month 4.00% Retail CDs – priced approximately 75 bps above the market.

► *June 22, 2008*

Market Share reporting date.

► *June 30, 2008*

IndyMac fails.

► *July 12, 2008*

Housing and Economic Recovery Act signed into law.

► *July 30, 2008*

Freddie Mac

FannieMae.

FHLMC and FNMA taken into conservatorship.

► *September 7, 2008*

LEHMAN BROTHERS

Collapse of Lehman Brothers.

► *September 15, 2008*

Bank of America

Merrill Lynch

Bank of America acquires Merrill Lynch.

► *September 15, 2008*

JUN | JUL | AUG | SEP

2008 Financial Crisis Timeline

Reserve Funds "Breaks the Buck".

September 17, 2008

Troubled Asset Relief Program Plan announced.

September 19, 2008

JPMorgan

Washington Mutual

JPMorgan buys Washington Mutual.

September 25, 2008

WACHOVIA

Wachovia aquired by Citi / Wells Fargo.

September 30, 2008

Passage of Emergency Economic Stabilization Act - FDIC insurance increased from 100K per account holder to 250K.

October 3, 2008

US Treasury announces it will inject capital into nation's nine major banks.

October 3, 2008

FDIC announces it will provide unlimited insurance coverage to noninterest bearing accounts.

October 14, 2008

SEP | OCT | NOV | DEC

10.08.08 Fed lowers target FF by 50bps to 1.50%

10.30.08 Fed lowers target FF by 50bps to 1.00%

12.16.08 Fed lowers target FF to 0 - 0.25%

11

Deposit Highlights
 for 2008

Deposit Services

  Experienced accelerated growth in deposits in the second half of the year including strong growth in transaction and money market account balances

  Grew net new transaction accounts by 94,012 accounts

  Dramatically improved our cross-sell ratios in 2008 at account opening and for existing clients

  Aggressively managed deposit costs in response to rapidly falling interest rates

  Demonstrated strong service charge growth in 2008

Deposit Services

Total Average Deposits

($ in millions)

Source: Earnings Release as reported

Deposit Services

  Total Average Transaction, Savings & Money Market Accounts

($ in millions)

Source: Earnings Release as reported

Deposit Services

Deposit Growth
Peer Comparison
2007 vs. 2008 YTD

National Peers consist of CMA, FITB, HBAN, KEY, M&T,

M&I, PNC, BPOP, RF, STI, USB and Zions

Source: Earnings Release
Restated for Acquisitions

Deposit Services

  Experienced accelerated growth in deposits in the second half of the year including strong growth in transaction and money market account balances

  Grew net new transaction accounts by 94,012 accounts

  Dramatically improved our cross-sell ratios in 2008 at account opening and for existing clients

  Aggressively managed deposit costs in response to rapidly falling interest rates

  Demonstrated strong service charge growth in 2008

Deposit Services

Net New Checking Accounts

Deposit Services

  Experienced accelerated growth in deposits in the second half of the year including strong growth in transaction and money market account balances

  Grew net new transaction accounts by 94,012 accounts

  Dramatically improved our cross-sell ratios in 2008 at account opening and for existing clients

  Aggressively managed deposit costs in response to rapidly falling interest rates

  Demonstrated strong service charge growth in 2008

“Bundle” Results

	2007	2008	% Improvement
	(Before Implementation)	(Year End)
New Retail DDA + 3 or	25.3%	41.1%	15.6%
more services
households (1-30 days)
New Business DDA + 3	4.8%	12.9%	8.1%
or more services
households (1-60 days)

Deposit Households (Network Assigned)

* Total Lost Households (Nov ’07 to Nov ’08) considered only from the baseline population as of Nov, 2007 – this is a more traditional measure of attrition that also tends to report lower attrition rates since the attrition on new clients is not considered and new clients attrite at a higher rate than older clients. This method is chosen here because the industry tends to report attrition this way so it is more comparable to peers.

Deposit Services

  Experienced accelerated growth in deposits in the second half of the year including strong growth in transaction and money market account balances

  Grew net new transaction accounts by 94,012 accounts

  Dramatically improved our cross-sell ratios in 2008 at account opening and for existing clients

  Aggressively managed deposit costs in response to rapidly falling interest rates

  Demonstrated strong service charge growth in 2008

Deposit Services

Cost of Interest Bearing Deposits for 2008

3.07%
2.49%
2.32%
2.14%
1st Quarter
2nd Quarter
3rd Quarter
4th Quarter

Change from Prior Year Quarter	-70bps	-124 bps	-148 bps	-146 bps

Source: Earnings Release as reported

Deposit Services

Cost of Interest Bearing Deposits Peer Comparison

National Peers consist of CMA, FITB, HBAN, KEY, M&T,
 M&I, PNC, BPOP, RF, STI, USB and Zions

Source: Earnings Release

Deposit Services

  Experienced accelerated growth in deposits in the second half of the year including strong growth in transaction and money market account balances

  Grew net new transaction accounts by 94,012 accounts

  Dramatically improved our cross-sell ratios in 2008 at account opening and for existing clients

  Aggressively managed deposit costs in response to rapidly falling interest rates

  Demonstrated strong service charge growth in 2008

Deposit Services

Service Charges on Deposits

($ in millions)

Source: Earnings Release
Restated for Acquisitions

Deposit Services

Service Charges
Peer Comparison

2007 vs. 2008 YTD

National Peers consist of CMA, FITB, HBAN, KEY, M&T,

M&I, PNC, BPOP, RF, STI, USB and Zions

Source: Earnings Releases
Restated for Acquisitions

2009 Key Initiatives

2009 Initiatives to Obtain Balanced Performance

Grow Net New Transaction Accounts by 100,000 Accounts

- BB&T @ Work
- HSAs
- Commercial Deposit Officer Referral Goals
- Product Bundles

Drive Profitability by Meeting Service Charge Plan and Managing Interest Expense

- End to End Process Management
- Active Rate Management Strategy by Market
- Active Management of Waives/Refunds
- Review of product line profitability

Achieve Deposit Growth Plan

- Deposit requirements with use of balance sheet and liquidity
- Further Integration with Scott & Stringfellow, the Trust Department and BB&T Capital Markets